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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (date of earliest event reported):            November 10, 1994

                          CITADEL HOLDING CORPORATION
            (Exact name of registrant as specified in its charter)

   Delaware                          1-8625                    95-3885184
(State or other                 (Commission File            (I.R.S. Employer
jurisdiction of                      Number)               Identification No.)
incorporation)

600 North Brand Boulevard, Glendale, California        91203

(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (818) 551-7450

                                     None
(Former name or former address, if changed since last report)

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Item 5.  Other Events.

See Press release described in Response to Item 7.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

          1.  Press Release of Citadel Holding Corporation, dated November 10,
1994

          2. Preferred Stock Purchase Agreement, dated November 10, 1994, by and between Citadel Holding Corporation, a Delaware corporation, and Craig Corporation, a Delaware corporation

          3. Certificate of Designations of the 3% Cumulative Voting Convertible Preferred Stock of Citadel Holding Corporation, as filed with the Secretary of State of the State of Delaware on November 10, 1994

          4.  Opinion of Wedbush Morgan Securities, dated November 10, 1994

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITADEL HOLDING CORPORATION, a
                                      Delaware corporation


                                      By:  /s/ Steve Wesson
                                           -----------------
                                      Name:  Steve Wesson
                                      Title: President and Chief
                                      Executive Officer
November 11, 1994

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